UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Commission File Number of depositor:
333-140923

HSI Asset Securitization Corporation
         ________________________________________________________
(Exact name of depositor as specified in its charter)

HSBC Bank USA, National Association
         ________________________________________________________
(Exact name of sponsor as specified in its charter)

DELAWARE	20-2592898
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

452 Fifth Avenue, New York, NY      ________ 10018__
(Address of principal executive offices)          (Zip code)

Registrant’s telephone number, including area code: (212) 525-5000

(Former name or former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of its HSI Asset Loan Obligation Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140923) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $449,978,331 aggregate principal amount of Class I-A-1, Class I-A-2, Class I-A-PO, Class I-A-X, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-PO, Class II-A-X, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8, Class III-A-9, Class III-A-PO, Class III-A-X, Class A-PO, Class A-X, Class B-1, Class B-2 and Class B-3 Certificates of its HSI Asset Loan Obligation Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2 on October 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 27, 2007, as supplemented by the Prospectus Supplement dated October 30, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2007, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of the following classes: Class I-A-1, Class I-A-2, Class I-A-PO, Class I-A-X, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-PO, Class II-A-X, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8, Class III-A-9, Class III-A-PO, Class III-A-X, Class A-PO, Class A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of one pool consisting of three groups of fixed rate, fully amortizing loans secured by first lien mortgages or deeds of trust on residential real properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $453,150,484 as of October 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Exhibit
Number

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of October 1, 2007, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of October 30, 2007, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation, American Home Mortgage Corp., American Home Mortgage Servicing, Inc., Wells Fargo Bank. N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2006, between American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.5 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-131607-09).

99.3
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation, HSBC Mortgage Corporation (USA), Wells Fargo Bank. N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding, regarding (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between HSBC Mortgage Corporation (USA) and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.2 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-131607-09).

99.4
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, Wells Fargo Bank. N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Countrywide Home Loans, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.4 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-131607-09) and (ii) the Servicing Agreement, dated as of September 1, 2006, between Countrywide Home Loans, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.4 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-131607-09).

99.5
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation and GreenPoint Mortgage Funding, Inc., Wells Fargo Bank. N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2007, between GreenPoint Mortgage Funding, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.4 filed with the Current Report on Form 8-K, dated June 15, 2007, in File No. 333-140923-02).

99.6
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation and SunTrust Mortgage, Inc., Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Servicing Agreement, dated November 1, 2006, between SunTrust Mortgage, Inc. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.6 filed with the Current Report on Form 8-K, dated February 12, 2007, in File No. 333-124032).

99.7
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among HSI Asset Securitization Corporation and Taylor, Bean & Whitaker Mortgage Corp., Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding (i) the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2007, between Taylor, Bean & Whitaker Mortgage Corp. and HSBC Bank USA, National Association (incorporated herein by reference to Exhibit 99.8 filed with the Current Report on Form 8-K, dated August 15, 2007, in File No. 333-140923-05).

99.8
Reconstituted Servicing Agreement, dated as of October 30, 2007, by and among, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer, Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company as Trustee, regarding the Servicing Agreement, dated June 30, 2006, by and between HSBC Bank (USA) Inc. and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 99.6 filed with the Current Report on Form 8-K, dated January 16, 2007, in File No. 333-131607-09).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HSI Asset Securitization Corporation

By:  /s/ Andrea Lenox_____
Name: Andrea Lenox
Title: Vice President

Dated: November 14, 2007